UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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UFOOD RESTAURANT GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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________, 2010
Dear Fellow UFood Stockholder:
You are cordially invited to attend our 2010 Annual Meeting of Stockholders to be held on Thursday, July 1, 2010, at 10 a.m. local time at the offices of the company located at 255 Washington Street, Suite 100, Newton, Massachusetts 02458.
Enclosed herein are the Notice of Annual Meeting, Proxy Statement, Annual Report on Form 10K and proxy card from the Board of Directors of UFood Restaurant Group, Inc. The matters to be acted upon at the meeting are described in detail in the accompanying Notice of Annual Stockholders Meeting and Proxy Statement.
Please use this opportunity to take part in our business by voting on the matters to come before this meeting. Please complete, date, sign and promptly return the enclosed proxy card in the enclosed postage-paid envelope before the meeting so that your shares will be represented at the meeting. Voting by returning the proxy card does not deprive you of your right to attend the meeting and to vote your shares in person.
As described in the enclosed materials, the Company’s Board of Directors has approved the matters included in these proposals, and believes that they are fair to, and in the best interests of, the Company’s stockholders. The Board of Directors recommends a vote “FOR” each of the proposals being presented to the stockholders.
I look forward to seeing you on July 1st. 2010.
Very truly yours,

George A. Naddaff
Chief Executive Officer
If you plan to attend the 2010 Annual Meeting on July 1, 2010, as a courtesy to the building management, we request that you inform us of your intentions so that we can notify the front desk of your attendance. Please notify Molly Taussig by phone at 617-787-6000 if you plan to attend.

UFood Restaurant Group, Inc.
255 Washington Street, Suite 100
Newton, MA 02458
Notice of
Annual Meeting of Stockholders
To Be Held Thursday, July 1st. 2008
To Our Stockholders:
Our 2010 Annual Meeting of Stockholders (the “Annual Meeting”) will be held on July 1, 2010 at 10 a.m., local time, at the offices of the company located at 255 Washington Street, Suite 100, Newton, MA 02458.
At the Annual Meeting you will be asked to consider and vote upon the following matters:
1. The election of seven directors to our Board of Directors, each to serve until our 2011 Annual Meeting of Stockholders and until his successor has been elected and qualified or until his earlier resignation, death or removal.
2. The amendment of the Company’s 2007 Equity Incentive Plan (the “Equity Incentive Plan”) in order to increase the total number of shares of common stock reserved for issuance under the Equity Incentive Plan from 6,000,000 shares to 9,000,000 shares;
3. The ratification of the appointment of CCR LLP as our independent registered public accountants for the fiscal year ending January 1, 2011.
4. To transact any other business that may properly come before the 2010 Annual Meeting of Stockholders or any adjournment or postponement of the meeting.
These items of business are more fully described in the attached Proxy Statement. Only stockholders of record at the close of business on  _____, 2010 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting.
Whether or not you plan to attend the Annual Meeting in person, please cast your vote by completing, dating, signing and promptly returning the enclosed proxy card in the enclosed postage-paid envelope before the Annual Meeting so that your shares will be represented at the Annual Meeting.
BY ORDER OF THE BOARD OF DIRECTORS,

George A. Naddaff
Chief Executive Officer and
Chairman of the Board of Directors
Newton, Massachusetts
______, 2010

UFood Restaurant Group, Inc.
255 Washington Street, Suite 100
Newton, MA 02458
Proxy Statement
April 15, 2010
The accompanying proxy is solicited on behalf of the Board of Directors (the “Board”) of UFood Restaurant Group, Inc., a Nevada corporation (referred to herein as “UFood” or the “Company”), for use at the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on July 1, 2010, at 10 a.m., local time, at the offices of the Company located at 255 Washington Street, Suite 100, Newton, Massachusetts 02458. This Proxy Statement and the accompanying form of proxy card are being mailed on or about _____, 2010 to stockholders of record on  _____, 2010. Our Annual Report on Form 10-K for the fiscal year ended December 27, 2009 is enclosed with this Proxy Statement.
At the Annual Meeting, stockholders will be asked to consider and vote upon three proposals: (1) the election of seven directors to serve until the 2011 Annual Meeting of Stockholders (the “Election of Directors”); (2) the amendment of our 2007 Equity Incentive Plan (the “Equity Incentive Plan”) to increase the shares of common stock reserved for issuance from 6,000,000 to 9,000,000 shares; and (3) the ratification of the selection of the Company’s independent registered public accountants (the “Ratification of Accountants”).
If a proxy in the accompanying form is properly executed and returned to the Company in time for the Annual Meeting and is not revoked prior to the time it is exercised, the shares represented by the proxy will be voted in accordance with the directions specified therein for the matters listed on the proxy card. Unless the proxy specifies that it is to be voted against or is an abstention on a listed matter, proxies will be voted “FOR” each of the three proposals set forth above and otherwise in the discretion of the proxy holders as to any other matter that may come before the Annual Meeting.
INFORMATION CONCERNING VOTING AND PROXY SOLICITATION
Voting
You may vote either in person, at the Annual Meeting or by proxy. To vote by proxy, you must select one of the following options:
•	Complete the enclosed proxy card:
•	Complete all of the required information on the proxy card.
•	Date and sign the proxy card.
•
Return the proxy card in the enclosed postage-paid envelope. We must receive the proxy card not later than June 30, 2010, the day before the Annual Meeting, for your proxy to be valid and for your vote to count.

•	If you are not the stockholder of record and hold shares through a custodian, broker or other agent, such agent may have special voting instructions that you should follow.
Whether or not you expect to be present in person at the Annual Meeting, you are requested to complete, sign, date and return the enclosed form of proxy. The shares represented by your proxy will be voted in accordance with your instructions. If you attend the meeting, you may vote by ballot. If you want to vote in person at the Annual Meeting, and you own your shares through a custodian, broker or other agent, you must obtain a proxy from that party in their capacity as owner of record for your shares and bring the proxy to the Annual Meeting.

Shares represented by proxies on the enclosed proxy card will be counted in the vote at the Annual Meeting if we receive your proxy card by June 30, 2010. Proxies submitted by the Internet or by telephone will be counted in the vote only if they are received by 11:59 p.m., Eastern Daylight Time, on June 30, 2010.
Each stockholder is entitled to one vote for each share of UFood common stock (“Common Stock”) that the stockholder owns as of  _____, 2010 with respect to all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.
Record Date
Only stockholders of record at the close of business (5:00 p.m. Eastern Daylight Time) on  _____, 2010 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof. Stockholders of record will be entitled to one vote for each share of Common Stock held. For information regarding holders of more than 5% of the outstanding Common Stock, see “Security Ownership of Certain Beneficial Owners and Management.”
Outstanding Shares
At the close of business on the Record Date, there were  _____  shares of our Common Stock outstanding. The closing price of our Common Stock on the Record Date, as reported by the OTC Bulletin Board, was $0._____  per share.
Quorum; Effect of Abstentions and “Broker Non-Votes”
Two stockholders, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.
If stockholders indicate on their proxy card that they wish to abstain from voting, including brokers holding their customers’ shares of record who cause abstentions to be recorded, these shares are considered present and entitled to vote at the Annual Meeting. These shares will count toward determining whether or not a quorum is present. However, these shares will not be taken into account in determining the outcome of any of the proposals.
If a stockholder does not give a proxy to his/her broker with instructions as to how to vote the shares, the broker has authority under New York Stock Exchange rules to vote those shares for or against “routine” matters, such as the ratification of CCR, LLP as our independent registered public accountants. Brokers cannot vote on their customers’ behalf on “non-routine” proposals. These rules apply to us notwithstanding the fact that shares of our Common Stock are traded on the OTC Bulletin Board. If a broker votes shares that are unvoted by its customers for or against a “routine” proposal, these shares are counted for the purpose of establishing a quorum and will also be counted for the purpose of determining the outcome of such “routine” proposals. If a broker chooses to leave these shares unvoted, even on “routine” proposals, they will be counted for the purpose of establishing a quorum, but not for determining the outcome of any of the proposals.

Voting Rights; Required Vote
Holders of Common Stock are entitled to one vote for each share held as of the Record Date. The effect of abstentions (i.e. if you or your broker mark “ABSTAIN” on a proxy card) and broker non-votes on the counting of votes for each proposal is described below. Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker holding shares in street name for the beneficial owner thereof does not receive voting instructions from the beneficial owner, and (2) the broker lacks discretionary authority to vote the shares. Banks and brokers cannot vote on their clients’ behalf on “non-routine” proposals. For the purpose of determining whether stockholders have approved a matter, abstentions are treated as shares present or represented and voting. Broker non-votes are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved a matter, though they are counted toward the presence of a quorum as discussed above.
The votes required to approve each proposal are as follows:
• Election of Directors. Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote in the election of directors. Abstentions and broker non-votes are not taken into account in determining the outcome of the election of directors.
• Remaining Proposals. Approval of the remaining proposals requires the affirmative vote by holders of at least a majority of the shares of Common Stock who attend the Annual Meeting in person or are represented at the Annual Meeting by proxy. Abstentions will have the effect of a vote against this proposal, while broker non-votes will not be taken into account in determining the outcome of the vote on these proposals.
Accordingly, abstentions, broker non-votes or the failure to either return a proxy or to attend the Annual Meeting will be deemed not to have voted on the Election of Directors, the proposed increase to the Equity Incentive Plan or the Ratification of Accountants.
The Named Executive Officers and the Directors of the Company will vote the shares of Common Stock beneficially owned or controlled by them (representing approximately  _____._% of the shares of Common Stock issued and outstanding) in favor of each of the proposals discussed above.
You may revoke your proxy at any time before it is voted. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. You may revoke your proxy at any time before it is voted by delivering written notice of revocation to the Corporate Secretary at UFood Restaurant Group, Inc., 255 Washington Street, Suite 100, Newton, Massachusetts 02458, by executing and delivering a subsequently dated proxy, or by attending the Annual Meeting and voting in person. The mere presence at the Annual Meeting of a stockholder who has previously appointed a proxy will not revoke the appointment. Please note, however, that if a stockholder’s shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming the stockholder’s beneficial ownership of the Common Stock and that the broker, bank or other nominee is not voting the shares at the Annual Meeting.
Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted in accordance with the recommendations of the Board of Directors with respect to the proposals described herein.
A quorum of stockholders is necessary to take action at the Annual Meeting. The presence, in person or by proxy, of two stockholders of the Company entitled to vote at the meeting will constitute a quorum. Votes cast by proxy or in person at the meeting will be tabulated by the inspector of elections appointed for the Annual Meeting and will be counted as present for purposes of determining whether a quorum is present. The inspector of elections will treat broker non-votes as present and entitled to vote for purposes of determining whether a quorum is present.
Voting of Proxies
If you complete and properly sign each proxy card you receive and return it in the prepaid envelope to us, it will be voted in accordance with the specifications made on the proxy card. If no specification is made on a signed and returned proxy card, the shares represented by the proxy will be voted “FOR” each proposal, including “FOR” the election to the Board of each of the nominees named on the proxy card, and “FOR” any other matter that may be properly brought before the Annual Meeting. If you attend the Annual Meeting, you may also vote in person, and any previously submitted votes will be superseded by the vote you cast in person at the Annual Meeting.

Adjournment of Meeting
If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit solicitation of proxies. Any adjournment would require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting.
Expenses of Soliciting Proxies
The expenses of solicitation, including the cost of printing and mailing, will be paid by the Company. After the original mailing of the proxies and other soliciting materials, we and/or our agents may also solicit proxies by mail, telephone, telegraph, facsimile, e-mail or in person. After the original mailing of the proxy cards and other soliciting materials, we will request that brokers, custodians, nominees and other record holders of our Common Stock forward copies of the proxy cards and other soliciting materials to persons for whom they hold shares and request authority for the exercise of proxies. The Company may reimburse brokers, nominees and other fiduciaries for their reasonable expenses in forwarding proxy materials to beneficial owners.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
The directors of the Company are elected annually and hold office until the next annual meeting of stockholders and until their successors have been elected and shall have been qualified. Vacancies and newly-created directorships resulting from any increase in the number of authorized directors may be filled by a majority vote of the directors then in office.
At the Annual Meeting, stockholders of the Company are being asked to elect seven directors, all of whom currently serve in that capacity. Unless a stockholder withholds authority, the holders of proxies representing shares of Common Stock will vote “FOR” the election of each of the nominees listed below.
Proxies cannot be voted for a greater number of persons than the number of nominees named. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. We are not aware of any nominee who will be unable to or for good cause will not serve as a director. However, if a nominee shall be unavailable for any reason, then the proxies may be voted for the election of such person as may be recommended by the Board of Directors.
Directors/Nominees
The names of the nominees, their ages and certain information about them are set forth below:

Name	Age	Position

George Naddaff	80	Chairman of the Board
Charles Cocotas	74	Director
Robert C. Grayson	65	Director
Jeffrey Ross	65	Director
Mark Giresi	52	Director
Keith Mueller	51	Director
Richard Golden	57	Director
George Naddaff has been our Chairman and Chief Executive Officer of the Company since December 18, 2007. Prior to the merger Mr. Naddaff was the Chief Executive Officer of KnowFat Franchise Company (“KnowFar”), a predecessor to the Company, since February 2004, its CEO since September 2007 and its Chairman of the Board since March 2004. From February 1986 to February 2004, he was Chief Executive Officer of Business Expansion Capital, Inc., an investment firm located in Newton, Massachusetts. From 1997 to 2001, he held various management positions (including acting Chief Executive Officer) at Ranch*1, Inc., a franchisor of quick service restaurants with its headquarters in New York, New York. Mr. Naddaff is one of the founders of KnowFat Franchise Co., Inc. with more than 40 years of experience in the franchise industry. In addition to Boston Chicken, Mr. Naddaff has been significantly involved with several other successful concepts including the founding of Mulberry Child Care Centers, which had over 90 company-owned childcare centers when it was sold to Kindercare, America’s largest chain. George also founded Living and Learning Schools, which operated more than 50 upscale childcare facilities and was sold to Kindercare in 1980. In addition, he founded VR Business Brokers, the nation’s largest business brokerage franchise with over 350 offices, which was acquired in 1986 by Christies, LLP, London. In 1984, as a director and investor in Sylvan Learning Centers, Mr. Naddaff helped launch their franchising effort which today has over 1100 units. Mr. Naddaff is a serial entrepreneur and franchise leader, which are the perfect attributes to be the Chairman of Board and CEO of our Company.

Charles A. Cocotas has been our President and Chief Operating Officer and a director since December 18, 2007. Mr. Cocotas joined KnowFat as a consultant in May 2007. In September 2007 he was appointed as UFood’s President and Chief Operating Officer. From 1999 to 2007, Mr. Cocotas was principal of the Charles A. Cocotas Restaurant Consulting firm in Massachusetts. Mr. Cocotas has served as Executive Vice-President with International Dairy Queen. Inc, Chief Operating Officer of Churchs Fried Chicken, was the original President/Chief Operating Officer of Boston Chicken, Inc., President/CEO of TCBY, Inc., and Chairman of the Board/CEO of Best Friends Pet Care, Inc. He is an experienced executive with more than 35 years experience in the restaurant industry, which included the launch of start-up ventures as well as turn-arounds with established corporations operating both Company and franchise restaurants. Mr. Cocotas’ leadership experience, particularly as a food operator for over three decades, and extensive functional skill set give him an appreciation for business practices that are vital to the success of a developing company such as ours.
Robert C. Grayson has been a director of KnowFat since 2004 and a director of UFood since 2007. Since 1992 Mr. Grayson has been President and Chief Executive Officer of RC Grayson and Associates, a retail-oriented consulting firm in New York City. Mr. Grayson served initially as an outside consultant to Tommy Hilfiger Corp., a wholesaler and retailer of men’s sportswear and boyswear, and later accepted titles of Chairman of Tommy Hilfiger Retail, Inc. and Vice Chairman of Tommy Hilfiger Corp. From 1970 to 1992, Mr. Grayson served in various capacities for Limited Inc., including President and CEO of Lerner New York from 1985 to 1992, and President and CEO of Limited Stores from 1982 to 1985. He also serves as a director of Kenneth Cole Productions, St. John Knits, Lillian August Inc., and Stax Incorporated. Mr. Grayson’s leadership roles in the retail industry, consumer marketing, research and development, retail technology have made him an integral member of our Board.
Jeffrey Ross has been a director of KnowFat since 2005 and a director of UFood since 2007. From 1999 to 2009, he was the Managing Partner of RossFialkow Capital Partners, an investment advisory firm specializing in private equity and merger and acquisition transactions. Since 2010, he has been the Managing Partner of Glenoe Associates LLC, a similar investment advisory firm. He was President of Thayer Pharmacies and Garb Drug Stores and President/CEO of Pet Supply Depot, Inc. Also, he was a founder investor and director of Boston Market and President/CEO of Hearthstone Assisted Living, Inc. Mr. Ross’s experience in the restaurant and retail industry brings great value to our company.
Mark Giresi has been a director of KnowFat since December 6, 2007, and a director of UFood since 2007. From February 2000 until May 2008, Mr. Giresi worked for Limited Brands where, as Executive Vice President, he was responsible for the retail operation of Victoria’s Secret, Bath & Body Works, Express and The Limited, as well as real estate, store design and construction and loss prevention functions. Most recently, he led the strategic growth of Victoria’s Secret and Bath & Body Works outside of the United States. Prior to Limited Brands, Mr. Giresi spent almost 16 years at Burger King Corporation, where he held several executive positions including Senior Vice President of U.S. Franchise Operations and Development and Worldwide General Counsel. Mr. Giresi holds a Bachelor of Sciences degree in accounting from Villanova University and a Juris Doctorate degree from Seton Hall Law School. He also serves as a director of NXT Nutritional Holdings, Inc. His extensive experience in retail, food and franchising industries has been a tremendous contribution to our board.
Keith Mueller currently serves as Advisor to BookKeeping Express, the only national franchise providing book keeping services to small and medium-sized businesses, and Cate Street Capital, the owner and developer of a New Hampshire based bio-mass power plant that is intended to provide 65 megawatts of clean energy starting in 2010. He also held a number of management roles during his 27 years at Accenture and focused on large clients in the utility Industry. Some of experiences include leading the utilities practice in North America that had over $800 million in revenues and 1,000 people and building an outsourcing practice from start-up to over $500 million in revenue in four years with over 4,000 individuals. Mr. Mueller’s brings to our board a deep understanding of business strategy and during his tenure as a member he has gained additional expertise in the restaurant industry.
Richard Golden is a Managing Director of Alumni Capital Network, a private equity firm specializing in buying and building small to mid-sized businesses. He managed the fund-raising for the firm’s $68 million fund and serves as a Board member for two portfolio companies. Previously, he spent 28 years with Accenture in various executive management roles where he managed large-scaled business improvement projects for Global 1000 companies, concentrating on airlines, manufacturers and retailers. His positions include Managing Director — Sweden and Finland which averaged about 25% growth per annum and Corporate Chief of Staff where he helped manage the transition of Accenture from a global partnership to an international corporation. Mr. Golden’s contribution to our Company is his vast experience in leadership roles and fund-raising activities that have made him a critical member of our Board.

None of our current directors has had any legal proceedings in the last 10 years, except for Mr. Ross who is currently in negotiations with the office of the Massachusetts Secretary of State, which has alleged that he acted as an unlicensed broker/dealer and placed unregistered securities, Mr. Ross denies these allegations.
Composition of Board of Directors
The number of directors which shall constitute the whole Board of Directors shall be not less than one nor more than nine. The seven current directors will stand for re-election at the Annual Meeting as described in this Proxy Statement.
Board of Directors Meetings and Committees
During the fiscal year ended December 27, 2009, the Board of Directors met seven (7) times, including telephone conference meetings, and acted by unanimous written consent on four (4) occasions. No director attended fewer than 75% of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which the director served during the fiscal year.
The Board has three standing committees: the Nominating and Corporate Governance Committee, the Audit Committee and the Compensation Committee. The functions of each of these committees and their members are specified below.
The members of the three committees are identified in the following table.

Nominating and
Corporate
	Governance	Audit	Compensation
Director	Committee	Committee	Committee

Mark Giresi		Chairman	Member
Robert Grayson	Member		Chairman
Jeffrey Ross	Chairman		Member
Keith Mueller			Member
Richard Golden		Member
Charles Cocotas
George Naddaff
Board Determination of Independence
Although we are not currently subject to the listing standards of any exchange or to the SEC rules pertaining to director independence, the Board has determined that Messrs. Grayson, Ross, Mueller, Golden and Giresi are independent directors as that term is defined by applicable listing standards of the Nasdaq stock market and SEC rules, including the rules relating to the independence standards of an audit committee and the non-employee definition of Rule 16b-3 promulgated under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).
Director Nomination Process
The process followed by the Committee on Nominations and Corporate Governance to identify and evaluate director candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of the Committee on Nominations and Corporate Governance and the Board.

Criteria and Diversity
In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the Committee on Nominations and Corporate Governance applies the criteria specified in our Corporate Governance Principles and Practices. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, conflicts of interest and ability to act in the interests of stockholders. The Committee on Nominations and Corporate Governance does not assign specific weights to particular criteria and no particular criterion is a prerequisite for any prospective nominee.
Our Board does not have a formal policy with respect to diversity, but our Corporate Governance Principles and Practices provide that an objective of Board composition is to bring to our company a variety of perspectives and skills derived from high quality business and professional experience. Our Board recognizes its responsibility to ensure that nominees for our Board possess appropriate qualifications and reflect a reasonable diversity of personal and professional experience, skills, backgrounds and perspectives, including those backgrounds and perspectives with respect to age, gender, culture, race and national origin. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to promote our strategic objectives and to fulfill its responsibilities to our stockholders.
Stockholder Nominations
Stockholders may recommend individuals to the Committee on Nominations and Corporate Governance for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our Common Stock for at least a year as of the date such recommendation is made, to the Committee on Nominations and Corporate Governance, c/o Corporate Secretary, UFood Restaurant Group, Inc., 255 Washington street, Suite 100, Newton, MA 02458. Assuming that appropriate biographical and background material has been provided on a timely basis, the Committee on Nominations and Corporate Governance will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Board Committees
Audit Committee. The Audit Committee was designated by the Board of Directors on February 12, 2008. The Audit Committee met four times during the fiscal year 2009. The members of the Audit Committee are all independent directors under applicable SEC and NASDAQ stock market rules. Our Board of Directors has determined that there is no financial expert serving on our Audit Committee. Since we are not a listed issuer as that term is defined in Rule 10A-3 under the Exchange Act, we are not required to have a financial expert serving on our Audit Committee. The Audit Committee has not adopted a charter.
The Audit Committee’s responsibilities include: (i) selecting, approving the compensation of, and assessing the independence of our registered public accounting firm; (ii) overseeing the work of our registered public accounting firm; (iii) reviewing with management and our registered public accounting firm the effect of regulatory and accounting initiatives; (iv) reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures; and (v) meeting independently with our registered public accounting firm and management.
Compensation Committee. The Compensation Committee was designated by the Board of Directors on February 12, 2008. The Compensation Committee did not meet in fiscal year 2009. Messers. Giresi and Grayson of the Compensation Committee are independent directors under applicable stock exchange rules. No member of the Compensation Committee was an officer or employee of the Company during the fiscal year ended December 27, 2009. The Compensation Committee has not adopted a charter.

The Compensation Committee is responsible for implementing and reviewing executive compensation plans, policies and programs in an effort to ensure the attraction and retention of executive officers in a reasonable and cost-effective manner, to motivate their performance in the achievement of the Company’s business objectives and to align the interests of executive officers with the long-term interests of the Company’s stockholders. To that end, it is the responsibility of the Compensation Committee to develop and approve periodically a general compensation policy and salary structure for executive officers of the Company which considers business and financial objectives, industry and market pay practices and/or such other information as may be deemed appropriate. It is the responsibility of the Compensation Committee to review and recommend for approval by the independent directors of the full Board of Directors the compensation (salary, bonus and incentive compensation) of the Chief Executive Officer of the Company, to review and approve the compensation (salary, bonus, incentive and other compensation) of the other executive officers of the Company, and to review and approve perquisites offered to executive officers of the Company. This group shall also review and approve corporate goals and objectives relevant to the compensation of executive officers of the Company, evaluate performance in light of the goals and objectives, and review and approve all employment, retention and severance agreements for executive officers of the Company. The Compensation Committee acts on behalf of the Board of Directors in administering compensation plans approved by the Board and/or the stockholders of the Company (including the Company’s 2007 Equity Incentive Plan) in a manner consistent with the terms of such plans, reviews and makes recommendations to the Board of Directors with respect to new compensation incentive and equity-based plans, and reviews and make recommendations to the Board on changes in major benefit programs for executive officers of the Company. The Compensation Committee also reviews the management succession program for the Chief Executive Officer and selected executive officers of the Company.
Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee was designated by the Board of Directors on February 12, 2008. The Nominating and Corporate Governance Committee did not meet in fiscal year 2009. The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become members of the Board of Directors, and recommending to the Board of Directors the persons to be nominated by the Board for election as directors at the annual meeting of stockholders and the persons to be elected by the Board of Directors to fill any vacancies on the Board. The Nominating and Corporate Governance Committee has not adopted a charter.
Directors are not required to meet any specific or minimum qualifications. The Nominating and Corporate Governance Committee does, however, use certain selection criteria as a guide in its selection process including the following: (i) nominees should have a reputation for integrity, honesty and adherence to high ethical standards; (ii) nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company and should be willing and able to contribute positively to the decision-making process of the Company; (iii) nominees should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board of Directors and its committees; (iv) nominees should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders; (v) nominees should not have, or appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all the Company’s stockholders and to fulfill the responsibilities of a director; and (iv) nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The Nominating and Corporate Governance Committee is also responsible for reviewing with the Board of Directors, on an annual basis, the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.
The Nominating and Corporate Governance Committee will consider nominees for the Board of Directors recommended by stockholders. Nominations by stockholders must be in writing, must include the full name of the proposed nominee, a brief description of the proposed nominee’s business experience for at least the previous five years, and a representation that the nominating stockholder is a beneficial or record owner of the Company’s Common Stock. Nominations must be delivered to following address:
Nominating and Corporate Governance Committee
UFood Restaurant Group, Inc.
c/o Corporate Secretary
255 Washington Street, Suit 100
Newton, MA 02458

Any such submission must also be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as director if elected. The Nominating and Corporate Governance Committee is required to review the qualifications and backgrounds of all directors and nominees (without regard to whether a nominee has been recommended by stockholders), as well as the overall composition of the Board of Directors.
Risk Oversight
Our Board administers its risk oversight function directly and through its Audit Committee, and receives regular reports from members of senior management on areas of material risk to the company, including operational, financial, legal and regulatory, and strategic and reputational risks. As part of its charter, our Audit Committee regularly discusses with management our major risk exposures, their potential financial impact on UFood Restaurant Group and the steps we take to manage them. In addition, our Compensation and Management Development Committee may assist the Board in fulfilling its oversight responsibilities with respect to the management and risks arising from our compensation policies and programs. Our Committee on Nominations and Corporate Governance may assist the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with board organization, membership and structure, succession planning for our directors and executive officers and corporate governance.
Director Attendance at the Annual Meeting
Although the Company does not have a formal policy with respect to the attendance of members of our Board of Directors at annual meetings, the Company welcomes directors to attend the annual meeting. The Company did not have an annual meeting last year. We expect that some of our directors will attend this year’s Annual Meeting.
Compensation of Directors
On February 12, 2008, the Company’s Board of Directors approved the following compensation for non-employee directors:
(a)
Each non-employee director was granted non-qualified options to purchase 100,000 shares of the Company’s Common Stock at an exercise price equal to the closing stock price on February 11, 2008. Such grant represents a tri-annual retainer for the 2008, 2009 and 2010 fiscal years. The options granted vest weekly over 36 months and expire February 11, 2018.

(b)
Each non-employee director who serves as chairman of the Audit, Compensation or Nominating and Corporate Governance committee shall receive an annual grant of non-qualified options to purchase 3,000 shares the Company’s Common Stock. All other members of each committee shall receive an annual grant of non-qualified options to purchase 2,500 shares of the Company’s Common Stock.

During the fiscal year ended December 27, 2009 the options granted to the Board members in the prior year were canceled and they received a new grant in the same amount of options to purchase Company’s common stock at an exercise price equal to the closing stock price on May 13, 2009.
KnowFat did not award stock options or other compensation to its directors in 2006 or 2007. The Company’s directors are reimbursed for reasonable and necessary out-of-pocket expenses incurred in connection with their service to the Company, including travel expenses.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF
EACH NOMINATED DIRECTOR.

PROPOSAL NO. 2
AMENDMENT TO THE EQUITY INCENTIVE PLAN
Background
Our Board of Directors and stockholders adopted the 2007 Equity Incentive Plan on August 17, 2007. On February 12, 2008, the Board of Directors adopted a resolution, subject to stockholder approval, to amend the Equity Incentive Plan to increase the number of shares of Common Stock issuable thereunder from 3,000,000 to 6,000,000. The shareholders approved the amendment to the Equity Incentive Plan at the 2008 stockholders meeting.
The Board of Directors believes that stock options are valuable tools for the recruitment, retention and motivation of qualified employees, including officers, and other persons who can contribute materially to the Company’s success. As of April 14, 2010 only 10,010 shares of Common Stock were available for award under the Equity Incentive Plan. During the fiscal year ended December 27, 2009, the Board of Directors approved the grant of 3,929,990 options to acquire shares of the Company’s common stock under the Company’s 2007 Equity Incentive Plan to directors, officers and employees, effective upon the cancellation of the previous options granted to such persons, with the same vesting schedule as the canceled ones. On April 1, 2010, the Board of Directors also approved the grant of 2,070,000 options to acquire common stock to its officers and employees. We may hire additional management and non-management employees as a result of future business acquisitions or other growth of the Company. The Board of Directors believes that it is important to have additional shares available under the Equity Incentive Plan to provide adequate incentives to new employees and other key members of the Company’s workforce. The material features of the Equity Incentive Plan, including the proposed amendment, are outlined below. The following summary is qualified in its entirety by reference to the full text of the Equity Incentive Plan, a copy of which has been filed with the Securities and Exchange Commission (the “SEC”).
2007 Equity Incentive Plan
Purpose
The purpose of the Equity Incentive Plan is to provide an incentive to employees, directors, consultants and others who are in a position to contribute materially to the long term success of the Company, to increase such person’s interest in the Company’s welfare and to aid in retaining individuals with outstanding ability. The Equity Incentive Plan is administered by the Board of Directors of the Company.
Eligibility; Number of Shares Issuable
The Equity Incentive Plan currently provides for the grant to employees, officers, directors and consultants of up to 6,000,0000 shares of Common Stock. The proposed amendment would increase the number of shares issuable under the Equity Incentive Plan to 9,000,000. If an incentive award granted under the Equity Incentive Plan expires, terminates, is unexercised or is forfeited, or if any shares are surrendered to us in connection with an incentive award, the shares subject to such award and the surrendered shares will become available for further awards under the Equity Incentive Plan. Shares issued under the Equity Incentive Plan through the settlement, assumption or substitution of outstanding awards or obligations to grant future awards as a condition of acquiring another entity are not expected to reduce the maximum number of shares available under the Equity Incentive Plan. In addition, the number of shares of Common Stock subject to the Equity Incentive Plan, any number of shares subject to any numerical limit in the Equity Incentive Plan, and the number of shares and terms of any incentive award are expected to be adjusted in the event of any change in our outstanding Common Stock by reason of any stock dividend, spin-off, split-up, stock split, reverse stock split, recapitalization, reclassification, merger, consolidation, liquidation, business combination or exchange of shares or similar transaction.
Administration
The Compensation Committee of the Board administers the Equity Incentive Plan. Subject to the terms of the Equity Incentive Plan, the Compensation Committee has complete authority and discretion to determine the terms of awards under the Equity Incentive Plan.

Grants
The Equity Incentive Plan authorizes the grant to participants of nonqualified stock options, incentive stock options, restricted stock awards, restricted stock units, performance grants intended to comply with Section 162(m) of the Internal Revenue Code, as amended, and stock appreciation rights, as described below:
•
Options granted under the Equity Incentive Plan entitle the grantee, upon exercise, to purchase a specified number of shares from us at a specified exercise price per share. The exercise price for shares of Common Stock covered by an option cannot be less than the fair market value of the Common Stock on the date of grant unless agreed to otherwise at the time of the grant.

•
Restricted stock awards and restricted stock units may be awarded on terms and conditions established by the Compensation Committee, which may include performance conditions for restricted stock awards and the lapse of restrictions on the achievement of one or more performance goals for restricted stock units.

•
The Compensation Committee may make performance grants, each of which will contain performance goals for the award, including the performance criteria, the target and maximum amounts payable and other terms and conditions.

•
The Equity Incentive Plan authorizes the granting of stock awards. The Compensation Committee will establish the number of shares of Common Stock to be awarded and the terms applicable to each award, including performance restrictions.

•
Stock appreciation rights (SARs) entitle the participant to receive a distribution in an amount not to exceed the number of shares of Common Stock subject to the portion of the SAR exercised multiplied by the difference between the market price of a share of Common Stock on the date of exercise of the SAR and the market price of a share of Common Stock on the date of grant of the SAR.

Duration, Amendment and Termination
The Board has the power to amend, suspend or terminate the Equity Incentive Plan without stockholder approval or ratification at any time or from time to time. No change may be made that increases the total number of shares of Common Stock reserved for issuance pursuant to incentive awards or reduces the minimum exercise price for options or exchange of options for other incentive awards, unless such change is authorized by our stockholders within one year. Unless sooner terminated, the Equity Incentive Plan would terminate ten years after it is adopted.

Securities Authorized for Issuance under Equity Compensation Plans
As of the end of fiscal year 2009, UFood had the following securities authorized for issuance under its equity compensation plans (including the Equity Incentive Plan and the 2004 Stock Option Plan):

Number of securities
	Number of			remaining available for
	securities to			future issuance under
	be issued		Weighted-average	equity compensation
	upon exercise		exercise price of	plans (excluding
	of outstanding		outstanding options,	securities reflected in
	options		warrants and rights	column (a))
Plan Category	(a)		(b)	(c)
Equity compensation plans approved by security holders	3,952,747		$0.20	2,080,010

Equity compensation plans not approved by security holders	175,000	(1)	$0.15	0

Total	4,127,747		$0.19	2,080,010

(1)
The options to purchase 175,000 shares shown in the table were not granted pursuant to a compensation plan, but instead represent non-qualified stock options granted to consultants in lieu of cash payment. The options granted were fully vested.

(2)	Does not include the approval by the Board of Directors on April 1, 2010, of options to purchase 2,070,000 shares of common stock.
Related Person Transactions
Since December 29, 2008 (the beginning of our most recently completed fiscal year), we have not been a party to, and we have no plans to be a party to, any transaction or series of similar transactions in which the amount involved exceeded or will exceed $120,000 and in which any current director, executive officer, holder of more than 5% of our Common Stock, or any member of the immediate family of any of the foregoing, had or will have a direct or indirect material interest, other than in connection with the compensation of our directors and executive officers, employment agreements and other agreements described above under “Compensation of Directors,” “Employment Arrangements with Executive Officers” and “Executive Compensation.”
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF
THE AMENDMENT TO THE EQUITY INCENTIVE PLAN TO INCREASE
THE NUMBER OF SHARES ISSUABLE THEREUNDER FROM 6,000,000 TO 9,000,000.

PROPOSAL NO. 3
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
The Audit Committee of our Board of Directors has selected CCR LLP (“CCR”) as the independent registered public accountants to perform the audit of our financial statements for our fiscal year ending January 1, 2010, and our stockholders are being asked to ratify the Audit Committee’s selection. CCR has served as our independent auditors since February 2008. Representatives of the accounting firm are expected to be present at the Annual Meeting, have the opportunity to make a statement at the meeting if they desire to do so, and will be available to respond to appropriate questions.
On February 12, 2008, our Board of Directors unanimously approved the dismissal of Manning Elliot LLP as our principal accountants and CCR as our new principal accountants. The Audit Committee of the Board did not separately approve the dismissal, though all members of the committee were present at the Board meeting.
We engaged CCR as our principal accountants effective as of February 12, 2008. On December 18, 2007, a wholly-owned subsidiary of ours merged with and into KnowFat, with KnowFat as the surviving corporation in the merger, and prior to the merger, CCR was the principal accountant of KnowFat since March 2004.
During our two most recently completed fiscal years, there were no disagreements with CCR on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of CCR, would have caused it to make references to the subject matter of the disagreement in connection with its report. CCR’s report to our directors and stockholders dated March 26, 2010, which is included in our Form 10-K filed with the Securities and Exchange Commission on March 26, 2010, indicated CCR’s “substantial doubt about the Company’s ability to continue as a going concern.” CCR’s reports on our financial statements for the past two years did not otherwise contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During our two most recently completed fiscal years, there were no reportable events as defined in Regulation S-K Item 304(a)(v).

	Year Ended
	December 27, 2009	December 28, 2008

Audit fees (1)	$60,000	$51,500
Audit-related fees	33,000	52,500
Tax fees (2)	17,100	21,428
All other fees (3)	-0-	27,471

Total fees	$110,100	$152,899

(1)
Audit fees for the year ended December 27, 2009 represent payments made by KnowFat to CCR in 2009 for professional services in connection with the audit of its annual financial statements. The payments were approved by the Audit Committee.

(2)
Tax fees for the year ended December 27, 2009 represent payments made by KnowFat to CCR in 2009 for their preparation of Knowfat’s federal and state income tax returns. The payments were approved by the Audit Committee.

(3)
All other fees for the year ended December 28, 2008 are comprised of (i) $27,471 paid to CCR for professional services in connection with their assistance on the review of the Registration Statement on Form S-1, quarterly financial statements and the Current Report on Form 8-K filed on December 26, 2007 in connection with the merger and (ii) $15,000 for accounting assistance prior to the merger. These amounts were approved by the Audit Committee.

Audit Committee Pre-Approval Policies and Procedures
The Audit Committee has adopted a policy for pre-approval of audit and permitted non-audit services by the Company’s independent registered public accountants. The Audit Committee will consider annually and, if appropriate, approve the provision of audit services by its external auditor and consider and, if appropriate, pre-approve the provision of certain defined audit and non-audit services. The Audit Committee also will consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved.
Any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee or one or more of its members. The member or members to whom such authority is delegated shall report any specific approval of services at its next regular meeting. The Audit Committee will regularly review summary reports detailing all services being provided to the Company by its external auditor.
THE BOARD RECOMMENDS VOTE “FOR”RATIFICATION OF THE
APPOINTMENT OF CCR LLP.

AUDIT COMMITTEE REPORT
The Audit Committee of the Board of Directors of the Company is composed of three independent directors. The Board of Directors has made a determination that the members of the Audit Committee satisfy the independence and other requirements of applicable exchange and SEC rules. Our Board of Directors has determined that there is no financial expert serving on our Audit Committee. Since we are not a listed issuer as that term is defined in Rule 10A-3 under the Exchange Act, we are not required to have a financial expert serving on our Audit Committee.
The Audit Committee is responsible for, among other things: (i) selecting, approving the compensation of, and assessing the independence of our registered public accounting firm; (ii) overseeing the work of our registered public accounting firm; (iii) reviewing with management and our registered public accounting firm the effect of regulatory and accounting initiatives; (iv) reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures; and (v) meeting independently with our registered public accounting firm and management.
The following is a report on the Audit Committee’s activities relating to the fiscal year ended December 27, 2009.
Review of Audited Financial Statements with Management
The Audit Committee reviewed and discussed the Company’s audited consolidated financial statements as of December 27, 2009 and for the year then ended with the management of the Company.
Review of Financial Statements and Other Matters with Independent Accountants
The Audit Committee has also received from, and discussed with, our registered public accounting firm various communications that our registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by PCAOB AU Section 380 (Communication with Audit Committees) as modified or supplemented.
Our registered public accounting firm also provided the Audit Committee with the written disclosures and the letter from the independent auditor required by PCAOB Rule 3526 (Communicating with Audit Committees Concerning Independence), as modified or supplemented. The Audit Committee has discussed with the registered public accounting firm their independence from us.
Recommendation That Financial Statements Be Included in the Annual Report
Based on its discussions with management and the registered public accounting firm, and its review of the representations and information provided by management and the registered public accounting firm, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 27, 2009.
By the Audit Committee of the Board of Directors of UFood Restaurant Group, Inc.
April 7, 2010
Mark Giresi, Member
Jeffrey Ross
Richard Golden

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Certain Beneficial Owners and Management.
The following tables set forth certain information regarding the beneficial ownership of our common stock as of April 23, 2010, by (i) each person who, to our knowledge, owns more than 5% of the Common Stock; (ii) each of our directors and executive officers; and (iii) all of our executive officers and directors as a group. Unless otherwise indicated in the footnotes to the following tables, each person named in the table has sole voting and investment power and that person’s address is c/o UFood Restaurant Group, Inc., 255 Washington Street, Suite 100, Newton, Massachusetts 02458. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of April 23, 2010 are deemed outstanding for computing the share ownership and percentage of the person holding such options and warrants, but are not deemed outstanding for computing the percentage of any other person.

	Amount and
	Nature of	Percent
	Beneficial	of
Name and Address of Beneficial Owner	Ownership	Class+

George Naddaff(1)	4,950,773	11.3%
Charles A. Cocotas(2)	1,205,674	3.0%
Robert C. Grayson(3)	184,970	*
Jeffrey Ross(4)	230,298	*
Mark Giresi(5)	84,487	*
Keith Mueller(6)	3,057,116	7.3%
Richard Golden(7)	2,445,692	5.9%

Directors and Executive Officers as a group(1)-(7)	12,159,011	24.3%

Alan Antokal(8)	2,273,029	5.6%
Spencer Trask Ventures, Inc.(9)	2,102,650	5.4%
535 Madison Avenue New York, NY 10022

*	Less than one percent

+	Based on 38,680,853 shares of common stock issued and outstanding as of March 28, 2010.

(1)
Includes 1,682,907 shares of Common Stock beneficially owned by Mr. Naddaff. Also includes 184,533 shares of Common Stock issuable upon exercise of warrants currently exercisable or exercisable within 60 days of April 23, 2010 and 3,083,333 shares of Common Stock issuable upon exercise of options currently exercisable or exercisable within 60 days of April 23, 2010. Does not include 166,667 shares of Common Stock issuable upon exercise of options granted to Mr. Naddaff which will not be exercisable within 60 days of April 23, 2010.

(2)	Consists of 1,205,674 shares of Common Stock issuable upon exercise of options currently exercisable or exercisable within 60 days of April 23, 2010.

(3)
Includes 74,815 shares of Common Stock beneficially owned by Mr. Grayson. Also includes 25,668 shares of Common Stock issuable upon exercise of warrants currently exercisable or exercisable within 60 days of April 23, 2010 and 84,487 shares of Common Stock issuable upon exercise of options currently exercisable or exercisable within 60 days of April 23, 2010. Does not include an additional 20,513 shares of Common Stock issuable upon exercise of options granted to Mr. Grayson which will not be exercisable within 60 days of April 23, 2010.

(4)
Includes 122,646 shares of Common Stock beneficially owned by Mr. Ross. Also includes 18,594 shares of Common Stock issuable upon exercise of warrants currently exercisable or exercisable within 60 days of April 23, 2010 and 89,058 shares of Common Stock issuable upon exercise of options currently exercisable or exercisable within 60 days of April 23, 2010. Does not include an additional 20,513 shares of Common Stock issuable upon exercise of options granted to Mr. Ross which will not be exercisable within 60 days of April 23, 2010.

(5)
Includes 84,487 shares of Common Stock issuable upon exercise of options currently exercisable or exercisable within 60 days of April 23, 2010. Does not include an additional 20,513 shares of Common Stock issuable upon exercise of options granted to Mr. Giresi which will not be exercisable within 60 days of April 23, 2010.

(6)
Includes 172,501 shares of common Stock beneficially owned by Mr. Mueller. Also, includes 1,923,077 shares of common stock issuable upon conversion of Debentures and 961,538 shares of common stock issuable upon exercise of warrants beneficially owned by Mr. Mueller.

(7)
Includes 138,000 shares of common Stock beneficially owned by Mr. Golden. Also, includes 1,538,462 shares of common stock issuable upon conversion of Debentures and 769,231 shares of common stock issuable upon exercise of warrants beneficially owned by Mr. Golden.

(8)
Includes 2,207,677 shares of Common Stock beneficially owned by Mr. Antokal. Also includes 65,352 shares of Common Stock issuable upon exercise of options or warrants currently exercisable or exercisable within 60 days of April 23, 2010.

(9)
Includes 1,898,400 shares of common stock beneficially owned by Spencer Trask Investment Partners, LLC and 204,250 shares of common stock beneficially owned by Spencer Trask Breakthrough Partners, LLC (“STBP”)

EXECUTIVE COMPENSATION
Our executive compensation has been designed primarily with two main objectives, to provide a compensation package reasonably competitive within the industry in order to attract and retain qualified talented executives, and to promote performance. We also look forward to align their interests with those of our stockholders to achieve the ultimate objective of increasing stockholder value.
Summary Compensation Table
The table below sets forth, for the last two fiscal years, the compensation earned by our Chief Executive Officer and the only other highly compensated executive officer who received annual compensation in excess of $100,000. Each of the named executive officers (the “Named Executive Officers”) is entitled to certain payments in connection with resignation, retirement or other termination, as described more fully under the heading “Agreements with Executive Officers and Consultants.”

						Non-Equity
				Stock	Option	Incentive Plan	All Other
	Fiscal	Salary	Bonus	Awards	Awards	Compensation	Compensation		Total
Name and Principal Position	Year	($)	($)	($)	(1)($)	($)	(4)($)		($)

George Naddaff	2009	$301,485	$-0-	$7,500	$212,000	$-0-		$7,500	$528,485
Chairman and CEO	2008	$301,620	$-0-	$55,000	$608,700	-0-	$		$965,320

Charles A. Cocotas	2009	$201,485	$-0-	$-0-	$43,200	$-0-	$		$244,685
President and COO	2008	$206,703	$-0-	$-0-	$182,610	-0-	$		$389,313

Irma Norton	2009	$133,409	$10,000	$-0-	$4,465	$-0-	$		$147,874
CFO	2008	$121,020	$-0-	$-0-	$30,185	-0-	$		$151,205

Thomas Mackey	2009	$150,000	$-0-	$-0-	$7,170	$-0-		$10,950	$168,120
SVP of Operations	2008	$150,000	$-0-	$-0-	$49,615	-0-		$9,925	$209,540

(1)
These amounts represent the aggregate grant date fair value of awards for fiscal years 2009, and 2008, computed in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718. The fair value of the stock option award(s) was determined using a Black Scholes option pricing model and the assumptions for expected option term, volatility of our Common Stock, risk-free interest rate and expected annual dividend yield disclosed in Note 10, Stock-Based Compensation, of the Notes to our 2009 Consolidated Financial Statements included in the Company’s annual report. On May 1, 2008 the Board of Directors approved the grant to Mr. Naddaff of stock options to purchase $1,000,000 shares of the Company’s common stock, fully vested. Also, Mr. Cocotas was granted stock options to purchase 300,000 shares of the Company’s common stock with a monthly vesting schedule for the remaining term of his employment agreement.

The salary of Mr. Naddaff is currently $300,000, and the salary of Mr. Cocotas is currently $200,000.

Agreements with Executive Officers and Consultants
On May 1, 2004, KnowFat entered into a Founder’s Agreement with George Naddaff, our current Chairman and Chief Executive Officer. Under the Founder’s Agreement, all 1,000,000 shares of KnowFat common stock granted to Mr. Naddaff have vested.
KnowFat entered into an employment contract with Mr. Naddaff on October 15, 2007 that provides: (i) the term of his employment agreement is for three years; (ii) the base salary for Mr. Naddaff is $300,000, plus benefits; (iii) Mr. Naddaff was granted options to purchase 1,500,000 our shares under the Equity Incentive Plan; and (iv) if a Mr. Naddaff’s employment is terminated by KnowFat without cause, or by Mr. Naddaff as a result of a constructive termination by KnowFat, or as a result of Mr. Naddaff’s death or disability, then KnowFat is obligated to pay severance (consisting of salary and benefits as in effect at the time of termination) to Mr. Naddaff (or Mr. Naddaff’s legal representatives) for a period equal to the lesser of 12 months or the then-remaining balance of the employment term. The options referenced above have an exercise price of $1.00 per share, have a term of ten years and vest over a three-year period as follows: Mr. Naddaff’s options to purchase (i) 500,000 shares vested upon the grant of the options and (ii) 1,000,000 shares vest in equal monthly amounts of approximately 27,778 shares over a three year period through December 17, 2010. In addition to the foregoing, upon our consummation of the sale of any franchise restaurant, we will pay Mr. Naddaff a fee of $10,000. To the extent any franchise transaction is a part of an Area Development Agreement, the fee will be payable to Mr. Naddaff upon consummation of the franchise sale as follows: (i) $5,000 in cash and (ii) the remaining portion in a number of shares of our common stock having an aggregate value of $5,000 on the date such fee is due. Mr. Naddaff’s employment agreement provides for severance (consisting of base salary and benefits continuation) for a period of up to 12 months upon termination of the executive without cause. On May 1, 2008, the Board of Directors granted to Mr. Naddaff options to purchase 1,000,000 shares of the Company’s Common Stock, exercisable at $1.23, which options were fully vested. These options were not granted pursuant to a compensation plan, but instead represent non-qualified stock options. All options granted to Mr. Naddaff were canceled on May 13 2009 and he received a new grant with the same amount of options to purchase shares of the Company’s Common stock under the 2007 Stock Option Plan, at an exercise price of $0.20 with the same vesting schedule of the canceled options.
Mr. Naddaff, Eric Spitz and Low Fat No Fat Gourmet Café, Inc. (“LFNF”) are parties to a Joint Venture Agreement dated January 26, 2004 (the “JV Agreement”). Under the JV Agreement, LFNF granted KnowFat the exclusive right to franchise the concept of retail outlets offering food service featuring low-fat, low-carbohydrate and low-calorie food items, selected beverages and nutritional products to the general public and agreed to contribute all its trademarks, copyrights, know-how, trade secrets and other intellectual property to KnowFat. As consideration, KnowFat issued 545,454 shares of its common stock to LFNF. The JV Agreement also provides that LFNF has the right to send one attendee to meetings of the Board of Directors as an observer.
On February 12, 2008, the Board of Directors approved an employment agreement with Mr. Cocotas. The agreement provides: (i) for an initial term of two years; (ii) for a base salary of $200,000 per year, plus benefits; (iii) that Mr. Cocotas is entitled to receive options to purchase 200,000 shares of the Company’s Common Stock, exercisable at $1.00 per share of Common Stock, which options shall vest in equal amounts on the first day of each month for twenty-four months following the date of the employment agreement; and (iv) that if Mr. Cocotas’ employment is terminated by him for good reason (as defined in the agreement) or by the Company because of his permanent disability (as defined in the agreement), the Company is obligated to pay severance, consisting of base salary, for a six month period. On May 1, 2008, the Board of Directors granted to Mr. Cocotas options to purchase 300,000 shares of the Company’s Common Stock, exercisable at $1.23, which options shall vest monthly over the remaining period of his employment agreement. These options were not granted pursuant to a compensation plan, but instead represent non-qualified stock options. All options granted to Mr. Cocotas were canceled on May 13 2009 and he received a new grant with the same amount of options to purchase shares of the Company’s Common stock under the 2007 Stock Option Plan, at an exercise price of $0.20 with the same vesting schedule of the canceled options.

Outstanding Equity Awards at Fiscal Year End
December 27, 2009

				Equity
				Incentive
				Plan
				Awards:
	No. of	No. of		Number of
	Securities	Securities		Securities
	Underlying	Underlying		Underlying
	Unexercised	Unexercised		Unexercised	Option	Option
	Options (#)	Options (#)		Unearned	Exercise	Expiration
Name	Exercisable	Unexercisable		Options	Price	Date

George Naddaff	2,166,667	333,333	(1)	-0-	$0.20	April 30, 2018
Charles A. Cocotas	705,673	-0-		-0-	0.20	April 30, 2018
Irma Norton	71,330	18,590		-0-	0.20	February 11, 2018
Thomas Mackey	90,160	18,590		-0-	0.20	February 11, 2018

(1)	The vesting schedule for the unexercised shares is outlined in the section entitled “Agreements with Executive Officers and Consultants” above.
2004 Stock Option Plan
UFood Grill did not grant any options or other stock awards under the 2004 Stock Option Plan to any named executive officers in 2009 or 2008.
2007 Equity Incentive Plan
Our Board of Directors and stockholders adopted the 2007 Equity Incentive Plan on August 17, 2007, which reserves a total of 3,000,000 shares of our common stock for issuance under the 2007 Plan. If an incentive award granted under the 2007 Plan expires, terminates, is unexercised or is forfeited, or if any shares are surrendered to us in connection with an incentive award, the shares subject to such award and the surrendered shares will become available for further awards under the 2007 Plan.
Shares issued under the 2007 Plan through the settlement, assumption or substitution of outstanding awards or obligations to grant future awards as a condition of acquiring another entity are not expected to reduce the maximum number of shares available under the 2007 Plan. In addition, the number of shares of common stock subject to the 2007 Plan, any number of shares subject to any numerical limit in the 2007 Plan, and the number of shares and terms of any incentive award are expected to be adjusted in the event of any change in our outstanding common stock by reason of any stock dividend, spin-off, split-up, stock split, reverse stock split, recapitalization, reclassification, merger, consolidation, liquidation, business combination or exchange of shares or similar transaction.
On February 12, 2008, our Board of Directors approved an increase in the number of shares of common stock reserved for issuance under the 2007 Plan to 6,000,000 shares. The increase was approved by shareholders at a meeting of shareholders on August 29, 2008.
On April 1, 2010 the Board of Directors approved the grant to Mr. Naddaff of 750,000 stock options to acquire shares of the Company’s common stock. Also, the Board approved the grant for Mr. Cocotas of 500,000 stock options to purchase shares of the Company’s common stock. The Board also approved the grant of 175,000 options to acquire shares of the Company’s common stock to Ms. Irma Norton and 125,000 options to Mr. Mackey. All stock options were granted under the Corporation’s 2007 Equity Incentive Plan and fully vested as of the day of the grant.

Administration
The Compensation Committee of the Board, or the Board in the absence of such a committee, will administer the 2007 Plan. Subject to the terms of the 2007 Plan, the Compensation Committee has complete authority and discretion to determine the terms of awards under the 2007 Plan.
Grants
The 2007 Plan authorizes the grant to participants of nonqualified stock options, incentive stock options, restricted stock awards, restricted stock units, performance grants intended to comply with Section 162(m) of the Internal Revenue Code, as amended, and stock appreciation rights, as described below:
•
Options granted under the 2007 Plan entitle the grantee, upon exercise, to purchase a specified number of shares from us at a specified exercise price per share. The exercise price for shares of common stock covered by an option cannot be less than the fair market value of the common stock on the date of grant unless agreed to otherwise at the time of the grant.

•
Restricted stock awards and restricted stock units may be awarded on terms and conditions established by the compensation committee, which may include performance conditions for restricted stock awards and the lapse of restrictions on the achievement of one or more performance goals for restricted stock units.

•
The compensation committee may make performance grants, each of which will contain performance goals for the award, including the performance criteria, the target and maximum amounts payable and other terms and conditions.

•
The 2007 Plan authorizes the granting of stock awards. The compensation committee will establish the number of shares of common stock to be awarded and the terms applicable to each award, including performance restrictions.

•
Stock appreciation rights (SARs) entitle the participant to receive a distribution in an amount not to exceed the number of shares of common stock subject to the portion of the SAR exercised multiplied by the difference between the market price of a share of common stock on the date of exercise of the SAR and the market price of a share of common stock on the date of grant of the SAR.

Duration, Amendment and Termination
•
The Board has the power to amend, suspend or terminate the 2007 Plan without stockholder approval or ratification at any time or from time to time. No change may be made that increases the total number of shares of common stock reserved for issuance pursuant to incentive awards or reduces the minimum exercise price for options or exchange of options for other incentive awards, unless such change is authorized by our stockholders within one year. Unless sooner terminated, the 2007 Plan would terminate ten years after it is adopted.

Other Equity Awards
•
In May 2008, the Board of Directors awarded Mr. Naddaff and Mr. Cocotas non-qualified options to purchase 1,000,000 and 300,000 shares, respectively, of UFood common stock at an exercise price of $1.23. The options granted to Mr. Naddaff are fully vested and expire ten years from the date of grant. The options granted to Mr. Cocotas vest in monthly installments over the remaining term of his employment agreement (through January 2010) and expire ten years from the date of grant. In May 13, 2009, the Board of Directors approved the cancelation of the stock options granted to employees and Officers and the grant of the same amount of stock options at an exercise price of $0.20.

Director Compensation
•	On February 12, 2008, our Board of Directors approved the following compensation for non-employee directors:
•
(a) Each non-employee director shall be granted non-qualified options to purchase 100,000 shares of common stock at an exercise price equal to the closing stock price on February 11, 2008. Such grant shall represent a tri-annual retainer for the 2008, 2009 and 2010 fiscal years. The options granted shall vest weekly over 36 months and shall expire February 11, 2018.

•
(b) Each non-employee director who serves as chairman of the Audit, Compensation or Nominating and Corporate Governance committee shall receive an annual grant of non-qualified options to purchase 3,000 shares of common stock. All other members of each committee shall receive an annual grant of non-qualified options to purchase 2,500 shares of common stock.

•
In May 13, 2009, UFood granted stock options to purchase 105,000 shares of the Company’s common stock upon the cancelation of the previous grant in the same amount of stock options at an exercise price of $0.20 to Messrs. Giresi, Grayson and Ross. Our directors are reimbursed for reasonable and necessary out-of-pocket expenses incurred in connection with their service to us, including travel expenses.

	Stock Awards	Stock Awards
	2008	2009

Robert Grayson	$63,389	$9,377
Jeffrey Ross	$63,389	$9,377
Mark Giresi	$63,389	$9,377
Keith Mueller	-0-	-0-
Richard Golden	-0-	-0-
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Directors and Officers of UFood
In May 2006, KnowFat entered into an agreement with George Naddaff, Chairman and CEO, by which Mr. Naddaff received a warrant to purchase up to 184,533 shares of KnowFat common stock in exchange for Mr. Naddaff’s personal guaranty of KnowFat’s credit obligations to the Bank.
UFood’s directors have received stock option grants and reimbursement of certain expenses. See the “Compensation of Directors” section of this proxy statement. Two of our directors are also executive officers. Messrs. Naddaff, and Cocotas have entered into employment agreements with us, and each receives compensation thereunder. See “Agreements with Executive Officers and Consultants” above in this proxy statement.
Transactions with Former UFood Shareholders
Prior to the closing of the merger of our wholly owned subsidiary with and into KnowFat, we transferred all of our operating assets and liabilities to a wholly owned subsidiary, Axxent Media, Inc., and contemporaneously with the closing of the merger split-off Axxent Media, Inc., through the sale of all of the outstanding shares of Axxent Media, Inc., to Brent Hahn, our former Chief Executive Officer. In connection with the split-off, 16,200,000 shares of common stock held by Mr. Hahn prior to the merger were surrendered and cancelled without further consideration.

Transactions with the Placement Agent and Its Related Parties
We retained the services of Spencer Trask Ventures, Inc. (the “Placement Agent”), as placement agent in connection with a private offering of up to 8,000,000 units of our securities, plus an over-allotment of 5,000,000 units, at a price of $1.00 per unit, to accredited investors in December 2007. Each unit consists of one share of Common Stock and a warrant to purchase one-half, or 50%, of a share of Common Stock. We paid the Placement Agent a commission of 10% of the funds raised from the investors in the offering plus an expense allowance of $190,000. In addition, the Placement Agent received warrants to purchase a number of shares of Common Stock equal to 20% of the shares of Common Stock included in the units sold to investors in the offering. As a result of the foregoing, the Placement Agent was paid commissions of $616,000 and received warrants to purchase 1,232,000 shares of Common Stock in connection with the first and second closings of the offering in December 2007. The Placement Agent was paid further commissions of approximately $478,100 and received warrants to purchase an additional 956,200 shares of Common Stock in connection with the third, fourth and fifth closings of the offering.
The Company paid Garden State Securities, Inc., the placement agent retained in connection with the 2009 Offering (the “2009 Placement Agent”) (i) a commission of 10% of the aggregate subscription amount of the Securities sold in the 2009 Offering, plus (ii) $50,000 for its legal fees and expenses, plus (iii) a non-accountable expense allowance equal to 3% of the aggregate subscription amount of the Securities sold in the 2009 Offering. In addition, the 2009 Placement Agent (or its assigns) received warrants (the “2009 Placement Agent Warrants”) to purchase a number of shares of common stock equal to twenty percent (20%) of the maximum number of shares of common stock underlying the Debentures and Warrants sold in the Offering. As a result of the foregoing, the 2009 Placement Agent was paid a commission of $587,400 plus a non-accountable expense allowance of $176,220 and received warrants to purchase 5,100,000 shares of Common Stock for March 2009 first closing, and 3,936,923 for April 2009 second and final closing in connection with the 2009 Offering. The terms of these warrants were similar to those of the 2009 Warrants.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
We do not have a class of equity securities registered pursuant to Section 12 of the Exchange Act and therefore our directors, executive officers and significant shareholders are not subject to beneficial ownership reporting under Section 16(a) of the Exchange Act.
STOCKHOLDER NOMINATIONS AND PROPOSALS; DEADLINE FOR SUBMISSION OF
STOCKHOLDER PROPOSALS FOR 2011 ANNUAL STOCKHOLDER MEETING
To be considered for inclusion in the proxy statement relating to the Company’s annual meeting of stockholders to be held in 2011, stockholder proposals must be received no later than                    2010. If the Company does not receive notice of any matter to be considered for presentation at the annual meeting, although not included in the proxy statement, management proxies may confer discretionary authority to vote on the matters presented at an annual meeting by a stockholder in accordance with Rule 14a-14 under the Exchange Act. All stockholder proposals should be marked for the attention of:
UFood Restaurant Group, Inc.
c/o Corporate Secretary
255 Washington Street, Suite 100
Newton, MA 02458

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS
Stockholders may communicate with the Board of Directors, or any of the Company’s individual directors, by sending their communications to the Board of Directors, or to any individual director, at the following address:
Board of Directors of UFood Restaurant Group, Inc.
c/o Corporate Secretary
255 Washington Street, Suite 100
Newton, MA 02458
All stockholder communications received by the Company’s Corporate Secretary will be delivered to one or more members of the Board of Directors or, in the case of communications sent to an individual director, to such director.
OTHER BUSINESS
We know of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

UFood Restaurant Group, Inc.
255 Washington Street
Suite 100
Newton, MA 02458
PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoint(s) George Naddaff and Charles Cocotas as Proxies, and each of them, each with power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of UFood Restaurant Group, Inc. (the “Company”) held by the undersigned of record on                     , 2010, at the annual meeting of the shareholders of the Company to be held on July 1, 2010 and at any and all adjournments thereof, and hereby revokes all former proxies:
1.	Election of seven directors to serve for a period of one year, or until their successors are elected and qualify.
☐	FOR all nominees listed below (except as marked to the contrary below)
☐	WITHHOLD AUTHORITY to vote for all nominees listed below:

George Naddaff	Jeffrey Ross
Charles Cocotas	Mark Giresi
Robert C. Grayson	Keith Mueller
Richard Golden
(Instruction: To withhold authority to vote for any individual nominee or nominees, write that nominee’s name(s) in the space provided below.)
2.	Amendment of the 2007 Equity Incentive Plan to increase the shares of common stock reserved for issuance from 6,000,000 to 9,000,000.

☐ For	☐ Against	☐ Abstain
3.	Ratify the selection of CCR LLP as the Company’s independent registered public accountants for the 2010 fiscal year.

☐ For	☐ Against	☐ Abstain
4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.
(sign on reverse side)

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (i) FOR THE ELECTION OF ALL NOMINEES LISTED ABOVE.

Dated , 2010
Please print name:

Signature

Signature if held jointly

Number of shares:
Please sign exactly as name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.